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                                                                    EXHIBIT 24.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated May 20, 1994, which is included as Item 7(a) in United Asset Management Corporation's Current Report on Form 8-K dated as of December 1, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Altschuler, Melvoin & Glasser LLP

Chicago, Illinois
December 20, 1994